UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-144844 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

≅   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

≅   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

≅   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

≅   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.        Other Events

The Company issued a press release on Monday, March 31, 2008, announcing the filing of its Annual Report on Form 10-K for the year ended December 31, 2007.  A copy of the press release is attached hereto as exhibit 99.1

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

            (a)        Financial Statements of Businesses Acquired.

                        None.

            (b)        Pro Forma Financial Information.

                        None.

            (c)        Exhibits.

                        99.1     Press Release dated March 31, 2008.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 31, 2008                                                                     SEITEL, INC.

                                                                                                          By:  /s/ William J. Restrepo

                                                                                                          William J. Restrepo

                                                                                                          Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 31, 2008.